Universal Fog, Inc.

and Subsidiary

Consolidated Financial Statements

and

Report of Independent Registered Public Accounting Firm

For the Five Months Ended May 31, 2005

and the Years Ended December 31, 2004 and 2003

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM	1

CONSOLIDATED BALANCE SHEETS	2-3

CONSOLIDATED STATEMENTS OF OPERATIONS	4

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	5

CONSOLIDATED STATEMENTS OF CASH FLOWS	6-7

NOTES TO COSOLIDATED FINANCIAL STATEMENTS	8-16

Report of Independent Registered Public Accounting Firm

To the Stockholders

Universal Fog, Inc.

and Subsidiary

We have audited the accompanying consolidated balance sheets of Universal Fog, Inc. and subsidiary (the Company) as of May 31, 2005 and December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the five months ended May 31, 2005 and the years ended December 31, 2004 and 2003. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Universal Fog, Inc. and subsidiary as of May 31, 2005 and December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the above referenced periods, in conformity with accounting principles generally accepted in the United States of America.

Certified Public Accountants

Dallas, Texas

July 19, 2005

UNIVERSAL FOG, INC.

AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

MAY 31, 2005 AND

DECEMBER 31, 2004 AND 2003

Assets

	2005	2004	2003
Current assets:

Cash	$108,905	$4,363	$2,796
Accounts receivable, net of allowances
for doubtful accounts of $22,848, $22,848
and $0, respectively	79,544	68,013	36,446
Inventory	57,682	38,421	30,373
Employee advance	-	1,000	-

Total current assets	246,131	111,797	69,615

Property and equipment, net of accumulated
depreciation of $101,234, $94,342 and
$84,297, respectively	434,859	40,634	50,679

Patent rights, net of $246 of
accumulated amortization	49,972	-	-

	$730,962	$152,431	$120,294

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

MAY 31, 2005 AND

DECEMBER 31, 2004 AND 2003

Liabilities and Stockholders’ Equity (Deficit)

	2005	2004	2003

Current liabilities:

Accounts payable, trade	$71,364	$28,136	$83,984
Accrued expenses	16,479	2,691	2,155
Advances from stockholders	49,075	214,134	231,930
Note payable	147,570	-	-

Total current liabilities	284,488	244,961	318,069

Stockholders’ equity (deficit):

Convertible preferred stock, $.0001
par value, 10,000,000 shares
authorized, 4,000,000, 0 and 0
shares issued and outstanding	400	-	-
Common stock, $.0001 par value,
300,000,000 shares authorized,
37,280,000, 100,000 and 100,000
shares issued and outstanding,
respectively	3,728	1,000	1,000
Additional paid-in capital	645,476	-	-
Stock subscription receivable	(51,500)	-	-
Accumulated deficit	(151,630)	(93,530)	(198,775)

Total stockholders’ equity (deficit)	446,474	(92,530)	(197,775)

	$730,962	$152,431	$120,294

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE FIVE MONTHS ENDED MAY 31, 2005

AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

		2005	2004		2003

Sales, net of returns		$219,977	$564,970		$612,724

Cost of sales		71,733	133,472		245,664

Gross profit		148,244	431,498		367,060

Operating expenses:

Compensation expense		86,758	106,570		230,327
Advertising and marketing		2,247	5,337		9,915
General and administrative expense		112,508	207,390		178,061

Total operating expenses		201,513	319,297		418,303

Income (loss) from operations		(53,269)	112,201		(51,243)

Interest expense		4,831	6,956		7,463

Net income (loss) before income taxes		(58,100)	105,245		(58,706)

Provision for income taxes		-	-		-

Net income (loss)	$	(58,100)	$105,245	$	(58,706)

Net income (loss) per share:

Basic		$.00	$.00		$.00

Diluted		$.00	$.00		$.00

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE FIVE MONTHS ENDED MAY 31, 2005 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	Preferred Stock		Common Stock		Add’l Paid	Stock		Accumulated
	Shares	Amount	Shares	Amount	In Capital		Subscribed		Deficit		Total

Balance December 31, 2002	-	$-	100,000	$1,000	$-		$-	$	(140,069)	$	(139,069)

Net loss	-	-	-	-	-		-		(58,706)		(58,706)

Balance December 31, 2003	-	-	100,000	1,000	-		-		(198,775)		(197,775)

Net income	-	-	-	-	-		-		105,245		105,245

Balance December 31, 2004	-	-	100,000	1,000	-		-		(93,530)		(92,530)

Contribution of property/equipment
net of related note payable,
as additional paid in capital	-	-	-	-	250,562		-		-		250,562

Common stock issued for services
and cancellation of original shares	-	-	(65,600)	(656)	34,056		-		-		33,400

Reverse merger with Edmonds 6, Inc.	-	-	34,365,600	3,096	(3,096)		-		-		-

Issuance of preferred stock
for patent rights	4,000,000	400	-	-	49,818		-		-		50,218

Issuance of common stock in
private placement for cash	-	-	340,000	34	84,966		-		-		85,000

Issuance of common stock for cash	-	-	2,000,000	200	99,800		(51,500)		-		48,500

Issuance of common stock in
repayment of advances from
stockholder	-	-	540,000	54	129,370		-		-		129,424

Net loss	-	-	-	-	-		-		(58,100)		(58,100)

Balance May 31, 2005	4,000,000	$400	37,280,000	$3,728	$645,476	$	(51,500)	$	(151,630)		$446,474

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE FIVE MONTHS ENDED MAY 31, 2005

AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

		2005	2004		2003

Cash flows from operating activities:

Net income (loss)	$	(58,100)	$105,245	$	(58,706)
Adjustments to reconcile net income (loss)
to cash provided by operating activities:
Depreciation and amortization		7,138	10,045		16,022
Common stock issued for services		33,400	-		-
Changes in operating assets and liabilities:
Accounts receivable, trade		(11,531)	(31,567)		43,025
Inventory		(19,261)	(8,048)		14,899
Accounts payable, trade		43,228	(55,848)		47,532
Accrued expenses		13,789	536		(4,476)

Net cash provided by operating activities		8,663	20,363		58,296

Cash flows from investing activities:

Purchase of equipment		-	-		(25,611)
Advances to employees		-	(1,000)		-
Repayment of employee advances		1,000	-		-

Net cash provided by (used in) investing activities		1,000	(1,000)		(25,611)

Cash flows from financing activities:

Proceeds from issuance of common stock		133,500	-		-
Repayment of note payable		(2,986)	-		-
Advances from stockholders		4,647	-		-
Repayment of stockholder advances		(40,282)	(17,796)		(25,381)

Net cash provided by (used in) financing activities		94,879	(17,796)		(25,381)

Net increase in cash		104,542	1,567		7,304

Cash at beginning of period		4,363	2,796		(4,508)

Cash at end of period		$108,905	$4,363		$2,796

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE FIVE MONTHS ENDED MAY 31, 2005

AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Supplemental Cash Flows Disclosures

	2005	2004	2003

Interest paid	$4,831	$6,956	$7,463

Income taxes paid	$-	$-	$-

Non-Cash Investing and Financing Activities

	2005	2004	2003
Contribution of property and equipment,
net of related note payable, as
additional paid in capital	$250,562	$-	$-

Common stock issued for services	$33,400	$-	$-

Preferred stock issued for patent rights	$50,218	$-	$-

Common stock issued in repayment
of advances from stockholder	$129,424	$-	$-

The accompanying notes are an integral part of the consolidated financial statements.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and operations

Universal Fog, Inc. was incorporated in the state of Arizona on July 11, 1996 and was the successor of the business known as Arizona Mist, Inc. which began in 1989. On May 9, 2005, Universal Fog, Inc. entered into a Stock Purchase Agreement and Share Exchange (effecting a reverse merger) with Edmonds 6, Inc. (Edmonds 6) and its name was changed to Universal Fog, Inc. (hereinafter referred to as either UFI or the Company). Edmonds 6 was incorporated on August 19, 2004 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. Pursuant to this agreement, Universal Fog, Inc. (which has been in continuous operation since 1996) became a wholly owned subsidiary of Edmonds 6.

The Company began manufacturing systems for outdoor cooling in Arizona and quickly expanded to distribute throughout the United States. As the Company grew, so did the need for more efficient, more effective, and higher quality commercial grade products.

All Universal Fog, Inc. high pressure fog systems are custom designed and manufactured for each specific application. We incorporate three different types of tubing in our systems enabling us to comply with nearly any design requirement. Our low profile 3/8” flexible nylon tubing utilizes our patented SLIP-LOK brass fittings allowing extreme versatility and easy installation. The use of 3/8” high-pressure nitrogenized copper is aesthetically very pleasing and enables us to conceal our mist lines behind walls, such as stucco, and meet certain building code requirements. In addition, we also produce systems using 3/8” stainless steel tubing, though copper systems are recommended, providing one of the most extensive product selections in the industry.

The concept is inherent in nature, such as water vapor, clouds, and fog, which manifest due to the earth’s environment. Universal Fog, Inc. high pressure fog systems can create the same environment where and when you want it. Using normal tap water and pressurizing it to 800 PSI with our high-pressure pump modules, we force water through a series of patented brass and stainless steel nozzles creating a micro-fine mist or “fog”. With droplets ranging in size from 4 – 40 microns, the fog flash evaporates, removing unwanted heat in the process. Temperature drops up to 400 are typical in situations where high heat and low humidity exist.

The concept of fog and its benefits have been in use for over 50 years. While most commonly known for cooling, fog can be used for a variety of applications.

Principles of consolidation and basis of presentation

The accompanying consolidated financial statements included the general accounts of the Company, a Delaware corporation formerly Edmonds 6, Inc. (see above), and its wholly owned Arizona subsidiary, also named Universal Fog, Inc. All material intercompany transactions, accounts and balances have been eliminated in the consolidation.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For financial reporting purposes the reverse merger with Edmonds 6 (see above) has been treated as a recapitalization of UFI with Edmonds 6 being the legal survivor and UFI being the accounting survivor and the operating entity. That is, the historical financial statements prior to May 9, 2005 are those of UFI and its operations, even though they are labeled as those of the Company. Retained earnings of UFI related to its operations, is carried forward after the recapitalization. Operations prior to the recapitalization are those of the accounting survivor, UFI and its predecessor operations, which began July 11, 1996. Earnings per share for the periods prior to the recapitalization are restated to reflect the equivalent number of shares outstanding for the entire period operations were conducted. Upon completion of the reverse merger, the financial statements become those of the operating company, with adjustments to reflect the changes in equity structure and receipt of the assets and liabilities of UFI.

Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash flows

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and it believes it is not exposed to any significant credit risks affecting cash. None of the Company’s cash is restricted.

For purposes of the consolidated statements of cash flows, cash includes demand deposits, time deposits, short-term cash equivalent investments with maturities of less than three months and cash management money market funds available on a daily basis.

Revenue recognition

The Company extends unsecured credit to its customers from the retail and wholesale sale of its products. Revenue is recognized when products are shipped. All products are shipped F.O.B. the Company’s facilities. Typical credit policies may include a one-half of total cost deposit prior to shipping for domestic shipments and one hundred per cent payment prior to shipping for international shipments. Shipping and handling costs, which are separately billed to customers, are not material and are reflected in the accompanying consolidated financial statements along with revenues.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Accounts receivable and doubtful accounts

The Company’s accounts receivable are unsecured and generally represent sales on a net 30-day basis to customers located throughout the United States. With the exception for amounts reserved for doubtful collectibility, management believes it is not exposed to any significant credit risks affecting accounts receivable and that these accounts are fairly stated at estimated net realizable amounts. At May 31, 2005 and at December 31, 2004 and 2003, accounts receivable are reflected in the accompanying consolidated financial statements net of an allowance for doubtful accounts totaling $22,848, $22,848 and $0, respectively. The allowance represents management’s estimate of those receivables that might not be collectible based on the Company’s historical collection experience.

Inventory

Inventory consists primarily of raw materials used in the manufacture of misting products and finished goods held for resale. Inventory is stated at the lower of cost, determined using the first-in, first-out method, or net realizable value (market). At May 31, 2005, December 31, 2004 and 2003, inventories are comprised of the following components.

	2005	2004	2003

Raw materials	$23,072	$15,368	$12,149
Work in progress	17,304	11,536	10,112
Finished goods	17,306	11,517	8,112

	$57,682	$38,421	$30,373

Property and equipment

Property and equipment, including that contributed by the Company’s majority stockholder as additional capital (Notes 4 and 6), is stated at cost less accumulated depreciation. Depreciation of property and equipment is being provided by the straight-line method over estimated useful lives of three to forty years. During the five months ended May 31, 2005 and the years ended December 31, 2004 and 2003, depreciation expense totaled $6,892, $10,045 and $16,022, respectively. At May 31, 2005, December 31, 2004 and 2003, property and equipment was comprised of the following.

	2005	2004	2003

Land, building and improvements	$401,117	$-	$-
Machinery and equipment	65,440	65,440	65,440
Transportation equipment	32,091	32,091	32,091
Furniture and fixtures	37,445	37,445	37,445
	536,093	134,976	134,976
Less accumulated depreciation	(101,234)	(94,342)	(84,297)

	$434,859	$40,634	$50,679

UNIVERSAL FOG, INC.

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Goodwill and intangible assets

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets, effective for fiscal years beginning after June 15, 2001. Under the new standards, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests. Other intangible assets will continue to be amortized over their useful lives.

On May 9, 2005, the Company was assigned the rights to two patents developed by Mr. Bontems, the Company’s controlling stockholder, in exchange for the issuance of 4,000,000 convertible preferred stock shares (Notes 2 and 6). Because this transaction is one between entities under common control, the patent rights are carried on the Company’s general accounts at their historical cost to Mr. Bontems pursuant to SFAS No. 141 and Staff Accounting Bulletin No. 48.

The patents rights are being amortized using the straight-line method over their remaining estimated lives of approximately six and sixteen years. For the five months ended May 31, 2005 amortization expense related to these patent rights totaled $246. For each of the next five years, management estimates amortization of these patent rights to approximate $3,000.

Impairment or disposal of long lived assets

The Company has adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long Lived Assets. This Statement establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used, and long-lived assets and certain identifiable intangibles to be disposed of. The Company periodically evaluates, using independent appraisals and projected undiscounted cash flows, the carrying value of its long-lived assets and certain identifiable intangibles to be held and used whenever changes in events or circumstances indicate that the carrying amount of assets may not be recoverable. In addition, long-lived assets and identifiable intangibles to be disposed of are reported at the lower of carrying value or fair value less cost to sell. During the five months ended May 31, 2005 and the years ended December 31, 2004 and 2003, the Company identified no impairment of its intangibles and recognized no losses on other long-lived assets related to its misting operations.

Advertising costs

Advertising costs consist primarily of magazine advertising, sales catalogues and promotional brochures. Magazine advertising is charged to expense over the period the advertising takes place and other advertising costs are charged to expense over the periods expected to be benefited, which is generally not more than twelve months. For the five months ended May 31, 2005 and the years ended December 31, 2004 and 2003, advertising expense totaled $3,491, $5,337 and $3,350, respectively. At May 31, 2005 and December 31, 2003 and 2004, there were no prepaid advertising costs.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Income/loss per share

Basic income/loss per share amounts are computed by dividing the net income or loss by the weighted average number of common stock shares outstanding. Diluted income/loss per share amounts reflect the maximum dilution that would have resulted from the issuance of common stock through potentially dilutive securities. Other than the convertible preferred stock (Note 2), the Company does not have any convertible securities, outstanding options or warrants that could potentially dilute the earnings of its common stockholders. Diluted loss per share amounts are computed by dividing the net income/loss (the preferred shares do not contain dividend rights) by the weighted average number of common stock shares outstanding plus the assumed issuance of the convertible preferred stock. For five months ended May 31, 2005 and the years ended December 31, 2004 and 2003, basic income/loss per share amounts are based on 34,126,247, 34,000,000 and 34,000,000 weighted-average number of common stock shares outstanding, respectively. For the five months ended May 31, 2005, no effect has been given to the assumed conversion of the convertible preferred stock shares as the effect would be antidilutive.

Stock based incentive program

In December 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. The Company does not believe that the adoption of this standard will have a material impact on its consolidated financial statements.

Fair value of financial instruments

In accordance with the reporting requirements of SFAS No. 107, Disclosures About Fair Value of Financial Instruments, the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this Statement and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. The estimated fair value of cash, accounts receivable and accounts payable approximate their carrying amounts due to the short maturity of these instruments. The estimated fair value of the mortgage payable and advances from stockholders also approximates their carrying values because their terms are comparable to similar lending arrangements in the marketplace. At May 31, 2005, the Company did not have any other financial instruments.

Recent Accounting Pronouncements

During the five months ended May 31, 2005 and the year ended December 31, 2004, there were several new accounting pronouncements issued by the Financial Accounting Standards Board (FSAB) the most recent of which was Statement on Financial Accounting Standards (SFAS) No. 154, Accounting Changes and Error Corrections. Each of these pronouncements, as applicable, has been or will be adopted by the Company. Management does not believe the adoption of any of these accounting pronouncements has had or will have a material impact on the Company’s financial position or operating results.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Comprehensive income

SFAS No. 130, Reporting Comprehensive Income, establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. It requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. SFAS No. 130 requires that an enterprise (a) classify items of other comprehensive income by their nature in a financial statements and (b) display the accumulated balance of other comprehensive income separately in the equity section of a balance sheet. The Company’s comprehensive income does not differ from its reported net income.

2.	CAPITAL STRUCTURE DISCLOSURES

The Company’s capital structure is complex and consists of a series of convertible preferred stock and a general class of common stock. The Company is authorized to issue 310,000,000 shares of stock with a par value per share of $.0001, 10,000,000 of which have been designated as preferred shares and 300,000,000 of which have been designated as common shares.

Convertible preferred stock

On May 9, 2005, the Company issued 4,000,000 preferred stock shares to its majority common stockholder in exchange for the assignment of two patent rights (Notes 1 and 6). These shares are convertible into the Company’s common stock at the option of the holder any time after one year from the date of issuance. Each share of convertible preferred stock is convertible into one share of common stock. In the event of liquidation, these shares also allow the holder to exchange the shares for the Company’s office and manufacturing facilities (Notes 1 and 6). In addition, the shares will survive and not be affected by any recapitalization, reorganization or reverse stock split.

Common stock

Each common stock share contains one voting right and contains the rights to dividends if and when declared by the Board of Directors.

Stock options, warrants and other rights

As of May 31, 2005, the Company had not adopted any employee stock option plans and no other stock options, warrants or other stock rights have been granted or issued.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.	RISKS AND UNCERTAINTIES

The Company operates in a highly specialized industry. The concept is inherent in nature, such as water vapor, clouds and fog, which occur due to the earth’s environment. Universal Fog, Inc.’s high pressure fog systems can create the same environment where and when you want it. Using normal tap water and pressurizing it to 800 PSI with our high-pressure pump modules, we force water through a series of patented brass and stainless steel nozzles creating a micro-fine mist or “fog”. With droplets ranging in size from 4 – 40 microns, the fog flash evaporates, removing unwanted heat in the process. Temperature drops up to 400 Fahrenheit are typical in situations where high heat and low humidity exist.

The concept of fog and its benefits have been in use for over 50 years. While most commonly known for cooling, fog can be used for a variety of applications.

These products are marketed outside the United States, which subjects the Company to foreign currency fluctuation risks.

4.	BORROWINGS

The Company’s borrowings consist of a mortgage payable and interest bearing advances payable to a stockholder (Note 6).

The mortgage payable was assumed by the Company on January 3, 2005 when the land, office and manufacturing facilities were contributed to the Company as additional paid in capital by the Company’s majority stockholder (Notes 1 and 6). The mortgage payable bears interest at 8.4%, contains no restrictions or debt covenants and provides for monthly principal and interest payments of $1,443 through May 30, 2006 at which time the remaining principal and all accrued interest shall be due and payable.

The advances bear interest at 5.0%, are unsecured and provide for monthly principal and interest payments of $1,406 through March 2015. However, on May 30, 2005, the advances were repaid in full through the issuance 540,000 common shares.

5.	COMMITMENTS AND CONTINGENCIES

Leases

At December 31, 2004, the Company was not obligated under any capital or operating lease agreements.

Legal matters

The Company is subject to legal proceedings that arise in the ordinary course of business. There are currently no legal proceedings pending and management does not believe any will arise that will have a material adverse affect on the Company’s consolidated financial position, operating results or cash flows.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	RELATED PARTY TRANSACTIONS

Stockholders

On January 3, 2005, the Company’s majority stockholder contributed as additional paid in capital the land, office and manufacturing facilities located at 1808 South First Avenue, Phoenix, Arizona to the Company. Because this transaction is one between entities under common control, these facilities were recorded into the Company’s books and records at the stockholder’s historical cost of $401,117. These facilities are security for a note payable (Note 4), which was also transferred to and assumed by the Company.

Additionally, the Company’s majority stockholder entered in to an agreement whereby he assigned certain patent rights to the Company in exchange for 4,000,000 shares of the Company’s convertible preferred stock (Note 2). These patent rights were also recorded at the stockholder’s historical cost of $50,218.

At January 1, 2003, the Company owed its majority stockholder $104,247 from advances, net of repayments, made in prior years. During the five months ended May 31, 2005 additional advances of $4,647 were made and $36,000 of advances were repaid. During each of the years ended December 31, 2004 and 2003, the Company repaid $7,875 and $15,944, respectively, of these advances. The advances are unsecured, non-interest bearing and due upon demand as funds are available.

Also, at January 1, 2003, the Company owed another stockholder $153,064 from advances, net of repayments, made in prior years. During the five months ended May 31, 2005 and each of the years ended December 31, 2004 and 2003, the Company repaid $4,282, $9,921 and $9,437, respectively, of these advances. The advances were unsecured and payable with interest at 5.0% in monthly payments of $1,406 through March 2015. On May 30, 2005, the outstanding advances totaling $129,424 were repaid through the issuance of 540,000 common stock shares.

7.	INCOME TAXES

The Company accounts for corporate income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. In addition, future tax benefits, such as those from net operating loss carry forwards, are recognized to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

UNIVERSAL FOG, INC.

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Prior to the Company’s merger with Edmonds 6, Inc. (Note 1), the Company was treated for federal and state income tax reporting purposes as an S corporation whereby its income/loss was taxed directly to its stockholder and corporate level income taxes were not paid. After May 9, 2005, the Company will no longer be treated as an S corporation and will be subject to federal and state income taxes. As of May 31, 2005, the Company has a net operating loss attributable to the period from May 9th through May 31st of approximately $15,000 available to offset future taxable income, which will expire in 2025.

A reconciliation of income tax expense at the statutory federal rate of 34% to income tax expense at the Company’s effective tax rate for the five months ended May 31, 2005 and for each of the years ended December 31, 2004 and 2003 is as follows.

		2005	2004		2003
Tax expense (benefits) computed
at statutory rate	$	(19,754)	$35,783	$	(19,960)
Surtax exemptions		2,940	-		-
State income taxes net of
federal benefit		(1,083)	-		-
Taxes attributable to earnings
as an S corporation		9,466	(35,783)		19,960
Increase in valuation allowance		8,431	-		-

		$-	$-		$-

The Company uses the accrual method of accounting for income tax reporting purposes. Significant components of the Company’s deferred tax assets (benefits) and liabilities are summarized below.

2005
Deferred tax assets:
Net operating loss carry forward	$3,405
Allowance for doubtful accounts	5,026
Less valuation allowance	(8,431)
-
Deferred tax liabilities:
Depreciation differences	-
Net deferred tax assets	$-